                                    [PHOTO]

-------------------------------------------------------------------------------

                          ANNUAL REPORT AUGUST 31, 1999

                                 OPPENHEIMER

                                INTERNATIONAL
                              SMALL COMPANY FUND

                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 5 An Interview
   with Your Fund's
   Managers

 9 Fund Performance

14 FINANCIAL
   STATEMENTS

32 INDEPENDENT
   AUDITORS' REPORT

33 Federal
   Income Tax
   Information

34 Officers and Trustees

35 OppenheimerFunds Family

36 Information and
   Services


REPORT HIGHLIGHTS

In September and October 1998, WE TOOK ADVANTAGE OF FAVORABLE BUYING OPPORTUNITIES in media companies, technology businesses, diversified financial enterprises and consumer cyclicals.

Although European markets lagged due to weakness in the euro, WE IDENTIFIED MANY ATTRACTIVE EUROPEAN INVESTMENT OPPORTUNITIES, a number of which appreciated in value even more quickly than we expected.

WE SEE CONTINUING INVESTMENT OPPORTUNITIES in the countries of the European Monetary Union as well as in Great Britain.


----------------------

AVERAGE ANNUAL
TOTAL RETURNS

For the 1-Year Period
Ended 8/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
----------------------
63.10%      53.72%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
61.77%      56.77%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
61.77%      60.77%

----------------------





---------------------

  NOT FDIC INSURED.
  NO BANK GUARANTEE.
  MAY LOSE VALUE.

---------------------


  * See page 12 for further details.

                 2 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
International
Small Company Fund


PRESIDENT'S LETTER

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor, value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

      At OppenheimerFunds, we applaud the Fed's preemptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


                 3 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRESIDENT'S LETTER

      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 1999

                 4 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM(1) (L TO R)
George Evans
Shanquan Li


AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q HOW DID OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 1999?

A. Oppenheimer International Small Company Fund performed very well during a period marked by notable challenges and opportunities in the global equity markets. We believe our focus on individual companies with above-average growth potential, above-average yield, and below-average valuation enabled the Fund to perform relatively well in falling as well as rising markets.

WHAT WERE THE MOST SIGNIFICANT CHALLENGES AND OPPORTUNITIES FOR INTERNATIONAL SMALL-CAP STOCKS DURING THE PERIOD?

During the second half of 1998, difficulties in emerging markets throughout the world sparked fears of a global economic slowdown. Most equities suffered as a result, especially the stocks of smaller companies in the troubled regions of Asia, Eastern Europe, and South America. However, global equities rebounded remarkably swiftly when developed economies, led by the United States, produced unexpectedly robust rates of growth. Although Latin American markets suffered a setback because of monetary weakness in Brazil, the markets of Europe, Asia and the United States rose sharply through the rest of 1998 and into the beginning of 1999.


1. Effective August 20, 1999, George Evans and Shanquan Li became the portfolio managers of the Fund.

                 5 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

"WHILE OUR INVESTMENTS WERE GLOBALLY DIVERSIFIED, MANY WERE LOCATED IN GREAT BRITAIN, WHICH HAS EXPERIENCED STRONG ECONOMIC EXPANSION FOR MORE THAN A DECADE."


AN INTERVIEW WITH YOUR FUND'S MANAGERS

Throughout the remainder of the reporting period, many of the world's economies and markets showed continuing strength. South America joined the global recovery in early 1999, with the Brazilian economy demonstrating surprising resilience in the wake of its January currency devaluation. Japan exhibited early signs of positive economic growth during the second quarter of 1999, and its stock market rose sharply in response. Other Asian markets improved as well; however, the region's fundamental economic problems remained unresolved. Although most European markets lagged behind the rest of the developed world in 1999 as a result of weakness in the new euro, several small European companies exceeded earnings expectations, driving their stock prices higher.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE EVENTS?

Early in 1998, we recognized the economic instabilities that would later lead to market declines in Asia and South America. As a result, we held minimal positions in Asia and Brazil by September 1998. These moves helped protect investors from some of the market's sharpest losses, as did our significant holdings of high yielding stocks paying strong dividends.

      In September and October 1998, we took advantage of favorable buying opportunities in media companies, technology businesses, diversified financial enterprises, consumer cyclicals and other companies. While our investments were globally diversified, many were located in Great Britain, which has experienced strong economic expansion for more than a decade.

      In the months that followed, some of our holdings rose in value so quickly that they reached our target prices in a relatively short period of time. In those instances, we sold them and looked for new opportunities, many of which also reached our target prices sooner than we expected.


                 6 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

---------------------------------

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(2)

Class A         Since
1-Year          Inception
---------------------------------
61.31%          36.30%

Class B         Since
1-Year          Inception
---------------------------------
64.72%          37.97%

Class C         Since
1-Year          Inception
---------------------------------
68.87%          39.58%

---------------------------------


      During the second half of the period, we continued to find attractive investments among European companies, such as a British home furnishings retailer that has effectively managed a major expansion. We also maintained several long-term holdings, such as SPIR Communication SA, a French advertising company that has long continued to meet our investment criteria.

      As always, please remember that investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

We remain optimistic about Europe. Despite recent weakness in the euro, we believe the European Monetary Union (EMU) marks a positive long-term development for the region. The EMU has already removed trade barriers among its member countries while making their economies more fiscally responsible and attractive to investment. At the same time, the euro has increased the comparability of company performance from country to country, forcing less competitive businesses to restructure.

      We also see opportunities in Great Britain, although it is not currently part of the EMU. We believe Britain's prolonged expansion is likely to continue at a rate that will meet or exceed analysts' expectations, and that the risks of the market's Asian exposure is already factored into stock prices.

      At the same time, we continue to be wary of Asia. We do not believe the Asian markets' sharp upswing in 1999 is backed by solid fundamentals. As a result, we have limited our Asian investments to a small number of Japanese companies in which we have a high degree of confidence.


2. See page 12 for further details.

                 7 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

-----------------------------
REGIONAL ALLOCATION(3)

[PIE CHART]

- Europe                74.6%
- Asia                   9.9
- Emerging Europe        5.7
- United States/Canada   4.7
- Japan                  4.3
- Latin America          0.8

-----------------------------

Our disciplined stock-picking strategy has provided investors with good long-term performance since the Fund's inception in November 1997. We will continue to seek foreign companies with a history of strong profitability and management, in industries with good growth trends. That's what makes Oppenheimer International Small Company Fund an important part of The Right Way to Invest.

TOP TEN COUNTRY HOLDINGS(3)
-------------------------------------------------------
Great Britain                                     26.0%
-------------------------------------------------------
Germany                                           11.9
-------------------------------------------------------
France                                            10.5
-------------------------------------------------------
Australia                                          6.2
-------------------------------------------------------
Switzerland                                        5.0
-------------------------------------------------------
United States                                      4.7
-------------------------------------------------------
Japan                                              4.3
-------------------------------------------------------
Portugal                                           4.1
-------------------------------------------------------
Austria                                            3.8
-------------------------------------------------------
The Netherlands                                    3.5

TOP TEN STOCK HOLDINGS(3)
-------------------------------------------------------
Novus Petroleum Ltd.                               4.4%
-------------------------------------------------------
Morgan Crucible Co. plc                            4.2
-------------------------------------------------------
House of Fraser plc                                3.9
-------------------------------------------------------
Alliance & Leicester plc                           3.6
-------------------------------------------------------
Vendex KBB NV                                      3.5
-------------------------------------------------------
Kingston Communication (Hull) plc                  3.4
-------------------------------------------------------
Kvaerner AS, Series B                              3.1
-------------------------------------------------------
Gretag Imaging Group                               3.0
-------------------------------------------------------
Bank Austria AG                                    2.9
-------------------------------------------------------
ProSieben Media AG, Preference                     2.9

3. Portfolio is subject to change. Percentages are as of August 31, 1999, and are based on total market value of investments.

                 8 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and to a sector index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended August 31, 1999, opened with sharp market declines in September 1998, driven by fears of global recession. The Fund's reduced emerging market exposure cushioned the impact of the market downturn. As markets bottomed, we invested primarily in European companies among a wide range of industries and sectors, including media, technology, financials and consumer cyclicals. As global markets recovered in late 1998 and into early 1999, many of these investments reached our 12-month price targets in less than two months. We replaced them with other investments, most of which were also European. Many of these investments soon reached our price targets as well. In addition, we invested in a small number of Japanese companies in which we had a high level of confidence. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the inception date of November 17, 1997, until August 31, 1999. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

      The Fund's performance is compared to the performances of the HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and the Morgan Stanley Capital International (MSCI) EAFE Index. The performance of small international companies is represented by WexUS, an index comprised of 1,200 securities with a market capitalization range of $53-$1,033 million. The index is comprised of stocks in Europe, UK, Southeast Asia, Japan, Australia and New Zealand. The performance of large international companies is represented by the MSCI EAFE Index which is comprised of common stocks issued in Europe, Australia and the Far East. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

                 9 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISION OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Small Company Fund (Class A),
HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and Morgan Stanley Capital International (MSCI) EAFE Index

[The following table was originally a line graph in the printed materials.]

                 OPPENHEIMER INTERNATIONAL        HSBC JAMES               MSCI EAFE
Date             SMALL COMPANY FUND CLASS A      CAPEL WEXUS INDEX           INDEX
11/17/97            9,425                           10,000                    10,000
8/31/98            10,585                            9,432                    10,370
8/31/99            17,708                           12,418                    13,069

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(1)
1-YEAR 53.72%       LIFE 37.64%


CLASS B SHARES
COMPARISION OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Small Company Fund (Class B),
HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and Morgan Stanley Capital International (MSCI) EAFE Index

[The following table was originally a line graph in the printed materials.]

                 OPPENHEIMER INTERNATIONAL        HSBC JAMES               MSCI EAFE
Date             SMALL COMPANY FUND CLASS B      CAPEL WEXUS INDEX           INDEX
11/17/97                 10,000                       10,000                 10,000
8/31/98                  11,450                        9,432                 10,370
8/31/99                  18,123                       12,418                 13,069


AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(1)
1-YEAR 56.77%       LIFE 39.43%


                 10 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

CLASS C SHARES
COMPARISION OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer International Small Company Fund (Class C),
HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and Morgan Stanley Capital International (MSCI) EAFE Index

[The following table was originally a line graph in the printed materials.]

                 OPPENHEIMER INTERNATIONAL        HSBC JAMES               MSCI EAFE
Date             SMALL COMPANY FUND CLASS C      CAPEL WEXUS INDEX           INDEX
11/17/97                 10,000                       10,000                 10,000
8/31/98                  11,450                        9,432                 10,370
8/31/99                  18,523                       12,418                 13,069


AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/99(1)
1-YEAR 60.77%       LIFE 41.14%


      The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for both indices begins on 11/30/97.

1. See page 12 for further details.

Past performance is not predictive of future performance.

                 11 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 11/17/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 11/17/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

CLASS C shares were first publicly offered on 11/17/97. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

                 12 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIALS




                 13 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  August 31, 1999

                                                                                    MARKET VALUE
                                                                    SHARES            SEE NOTE 1
--------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9%
--------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.7%
--------------------------------------------------------------------------------------------------
METALS--2.1%
Metallgesellschaft AG                                                   37,900        $  860,667
--------------------------------------------------------------------------------------------------
PAPER--1.6%
Daishowa Paper Mfg. Co., Ltd.(1)                                       160,000           653,766
--------------------------------------------------------------------------------------------------
CAPITAL GOODS--12.3%
--------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.1%
Halma plc                                                              315,600           674,955
--------------------------------------------------------------------------------------------------
Kokusai Electric Co.                                                    40,000           613,636
                                                                                     -------------
                                                                                       1,288,591

--------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--2.4%
BAU Holdings AF, Preference                                             10,085           342,996
--------------------------------------------------------------------------------------------------
Danka Business Systems plc, Sponsored ADR(1)                            65,000           637,813
                                                                                     -------------
                                                                                         980,809

--------------------------------------------------------------------------------------------------
MANUFACTURING--6.8%
Gretag Imaging Group                                                    11,170         1,201,750
--------------------------------------------------------------------------------------------------
Morgan Crucible Co. plc                                                330,000         1,644,985
                                                                                     -------------
                                                                                       2,846,735

--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--6.0%
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--4.8%
Kingston Communication (Hull) plc(1)                                   230,700         1,335,477
--------------------------------------------------------------------------------------------------
Teles AG(1)                                                             15,800           664,198
                                                                                     -------------
                                                                                       1,999,675

--------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.2%
Portugal Telecom SA                                                     12,000           501,792
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--18.4%
--------------------------------------------------------------------------------------------------
AUTOS & HOUSING--2.0%
Alfred McAlpine Group plc                                              200,000           820,081
--------------------------------------------------------------------------------------------------
CONSUMER SERVICES--1.0%
AS Det Ostasiatiske Kompagni (The East Asiatic Co. Ltd. AS)(1)          35,000           397,791
--------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.5%
Danubius Hotel & Spa Rt.(1)                                             30,000           624,291

                 14 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                                    MARKET VALUE
                                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------------------------
MEDIA--5.6%
Lusomundo SGPS SA(1)                                                    36,579        $  482,947
--------------------------------------------------------------------------------------------------
SPIR Communication SA                                                   12,850           998,937
--------------------------------------------------------------------------------------------------
Times Publishing Ltd.                                                  185,000           362,472
--------------------------------------------------------------------------------------------------
United News & Media plc                                                 48,400           477,470
                                                                                     -------------
                                                                                       2,321,826

--------------------------------------------------------------------------------------------------
RETAIL: GENERAL--7.1%
House of Fraser plc                                                  1,025,000         1,557,550
--------------------------------------------------------------------------------------------------
Vendex KBB NV                                                           52,666         1,379,556
                                                                                     -------------
                                                                                       2,937,106

--------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.2%
Karstadt AG                                                              1,040           489,920
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES--8.3%
--------------------------------------------------------------------------------------------------
BROADCASTING--3.4%
ProSieben Media AG, Preference                                          25,875         1,134,190
--------------------------------------------------------------------------------------------------
TV 4 AB                                                                 21,520           263,177
                                                                                     -------------
                                                                                       1,397,367

--------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.2%
Leon de Bruxelles SA                                                    11,800           490,563
--------------------------------------------------------------------------------------------------
FOOD--3.7%
Greencore Group plc                                                     320,000        1,092,533
--------------------------------------------------------------------------------------------------
Royal Canin SA                                                           6,800           427,350
                                                                                     -------------
                                                                                       1,519,883

--------------------------------------------------------------------------------------------------
ENERGY--7.8%
--------------------------------------------------------------------------------------------------
ENERGY SERVICES--1.0%
Cie Generale de Geophysique SA(1)                                        7,000           424,762
--------------------------------------------------------------------------------------------------
OIL: DOMESTIC--5.8%
Novus Petroleum Ltd.(1)                                              1,725,000         1,736,579
--------------------------------------------------------------------------------------------------
Tap Oil NL(1)                                                        1,387,000           680,480
                                                                                     -------------
                                                                                       2,417,059

--------------------------------------------------------------------------------------------------
OIL: INTERNATIONAL--1.0%
ISIS                                                                     5,500           418,266

                 15 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                    MARKET VALUE
                                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------
FINANCIAL--14.7%
--------------------------------------------------------------------------------------------------
BANKS--5.4%
Banco International do Funchal SA                                       12,252         $  97,833
--------------------------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                                            30,000           555,153
--------------------------------------------------------------------------------------------------
Bank Austria AG                                                         21,600         1,146,429
--------------------------------------------------------------------------------------------------
IFCT Finance & Securities Public Company Ltd. plc(1,2)                 140,000                --
--------------------------------------------------------------------------------------------------
Unidanmark AS, A Shares                                                  7,000           459,449
                                                                                     -------------
                                                                                       2,258,864

--------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.6%
Alliance & Leicester plc                                               104,025         1,431,015
--------------------------------------------------------------------------------------------------
Gold-Zack AG                                                             3,000           428,406
--------------------------------------------------------------------------------------------------
ICICI Ltd., GDR(3)                                                      46,900           439,688
--------------------------------------------------------------------------------------------------
Metrovacesa SA                                                          27,644           594,186
--------------------------------------------------------------------------------------------------
Ruam Pattana Fund II(1)                                                625,000            97,774
--------------------------------------------------------------------------------------------------
Singer & Friedlander Group plc                                         238,000           575,970
                                                                                     -------------
                                                                                       3,567,039

--------------------------------------------------------------------------------------------------
INSURANCE--0.7%
AXA China Regional Ltd.                                                431,000           302,508
--------------------------------------------------------------------------------------------------
HEALTHCARE--1.3%
--------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.3%
Haw Par Healthcare Ltd.                                                158,000           138,838
--------------------------------------------------------------------------------------------------
Ontex(1)                                                                 4,000           417,843
                                                                                     -------------
                                                                                         556,681

--------------------------------------------------------------------------------------------------
TECHNOLOGY--16.2%
--------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.1%
Imagineer Co. Ltd.                                                      41,900           450,942
--------------------------------------------------------------------------------------------------
COMPUTER SERVICES--1.1%
Computacenter plc                                                       50,200           461,728
--------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--12.2%
Autonomy Corp. plc(1)                                                   80,000           684,000
--------------------------------------------------------------------------------------------------
Cegid SA                                                                 4,675           757,962
--------------------------------------------------------------------------------------------------
Industrial & Financial Systems Ltd. IFS AB, B Shares(1)                100,000         1,004,993
--------------------------------------------------------------------------------------------------
Infomatec Integrated Information Systems AG(1)                           9,000           288,033
--------------------------------------------------------------------------------------------------
Saga Systems, Inc.(1)                                                   74,000           869,500
--------------------------------------------------------------------------------------------------
SER Systeme AG                                                          20,000           847,094
--------------------------------------------------------------------------------------------------
Transiciel SA                                                            5,500           626,818
                                                                                     -------------
                                                                                       5,078,400

                 16 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                                    MARKET VALUE
                                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------
ELECTRONICS--1.8%
Micronas Semiconductor Holding AG(1)                                     5,400      $    769,876
--------------------------------------------------------------------------------------------------
TRANSPORTATION--2.9%
--------------------------------------------------------------------------------------------------
SHIPPING--2.9%
Kvaerner AS, Series B(1)                                                55,000         1,219,534
--------------------------------------------------------------------------------------------------
UTILITIES--0.3%
--------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
Contact Energy Ltd.(1)                                                  80,000           133,181
                                                                                    --------------
Total Common Stocks (Cost $35,475,080)                                                38,189,703

==================================================================================================
PREFERRED STOCKS--0.8%

Sadia SA (Cost $298,894)                                               520,000           313,848

                                                                          UNITS
==================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%

Biocompatibles International plc Wts., Exp. 12/99                      21,844             5,971
--------------------------------------------------------------------------------------------------
Milano Assicurazioni Wts., Exp. 6/02                                     9,880                --
--------------------------------------------------------------------------------------------------
Novus Petro Rts., Exp. 9/99                                            431,250            27,478
--------------------------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00                                   83,310             4,885
                                                                                        ----------
Total Rights, Warrants and Certificates (Cost $1,733)                                     38,334

                                                                                         FACE
                                                                                        AMOUNT
==========================================================================================================================
REPURCHASE AGREEMENTS--2.4%

Repurchase agreement with Zion First National Bank, 5.40%, dated
8/31/99, to be repurchased at $1,000,150 on 9/1/99, collateralized by U.S.
Treasury Bonds, 8%, 11/15/21, with a value of $59,929, and U.S. Treasury
Nts., 5.875%-7%, 2/15/00-2/15/07, with a value of $960,334 (Cost $1,000,000)         $1,000,000                1,000,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $36,775,707)                                             95.2%              39,541,885
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                             4.8                2,001,122
                                                                                     -------------------------------------
NET ASSETS                                                                                100.0%             $41,543,007
                                                                                     =====================================

                 17 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS  Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC DIVERSIFICATION                                         MARKET VALUE          PERCENT
--------------------------------------------------------------------------------------------------
Great Britain                                                       $10,307,017             26.0%
Germany                                                               4,712,508             11.9
France                                                                4,144,657             10.5
Australia                                                             2,444,537              6.2
Switzerland                                                           1,971,626              5.0
United States                                                         1,869,500              4.7
Japan                                                                 1,718,344              4.3
Portugal                                                              1,637,725              4.1
Austria                                                               1,489,425              3.8
The Netherlands                                                       1,379,557              3.5
Sweden                                                                1,268,170              3.2
Norway                                                                1,219,533              3.1
Ireland                                                               1,092,532              2.8
Denmark                                                                 857,240              2.2
Hungary                                                                 624,291              1.6
Spain                                                                   594,186              1.5
Singapore                                                               501,310              1.3
India                                                                   439,688              1.1
Belgium                                                                 417,843              1.1
Brazil                                                                  313,848              0.8
Hong Kong                                                               302,508              0.8
New Zealand                                                             133,181              0.3
Thailand                                                                 97,774              0.2
Indonesia                                                                 4,885              0.0
                                                                    ------------------------------
TOTAL                                                               $39,541,885            100.0%
                                                                    ==============================

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $439,688 or 1.06% of the Fund's net assets as of August 31, 1999.

See accompanying Notes to Financial Statements.


                 18 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999

======================================================================================================
ASSETS

Investments, at value (cost $36,775,707)--see accompanying statement                      $39,541,885
------------------------------------------------------------------------------------------------------
Cash                                                                                          140,772
------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency exchange contracts--Note 5                            405
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                            5,917,217
Shares of beneficial interest sold                                                            496,109
Interest and dividends                                                                         31,212
Other                                                                                           6,134
                                                                                           -----------
Total assets                                                                               46,135,734

======================================================================================================
LIABILITIES

Unrealized depreciation on foreign currency exchange contracts--Note 5                         23,742
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                       4,340,794
Closed foreign currency exchange contracts                                                     95,248
Shares of beneficial interest redeemed                                                         36,881
Trustees' compensation--Note 1                                                                 27,661
Shareholder reports                                                                            26,702
Distribution and service plan fees                                                             12,701
Transfer and shareholder servicing agent fees                                                  11,740
Other                                                                                          17,258
                                                                                           -----------
Total liabilities                                                                           4,592,727

======================================================================================================
NET ASSETS                                                                                $41,543,007
                                                                                          ============
======================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital                                                                          $ 31,307,556
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                           342,771
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions              7,124,396
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                               2,768,284
                                                                                           -----------
Net assets                                                                                $41,543,007
                                                                                          ============


                19 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

=====================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:

Net asset value and redemption price per share (based on net assets of
$26,964,735 and 1,548,292 shares of beneficial interest outstanding)                           $17.42
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                       $18.48
-----------------------------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,763,590
and 683,111 shares of beneficial interest outstanding)                                         $17.22
-----------------------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,814,682
and 163,496 shares of beneficial interest outstanding)                                         $17.22


See accompanying Notes to Financial Statements.


                20 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999

=================================================================================================
INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $55,941)                                $ 504,304
-------------------------------------------------------------------------------------------------
Interest                                                                                  81,878
                                                                                     ------------
Total income                                                                             586,182

=================================================================================================
EXPENSES

Management fees--Note 4                                                                  166,013
-------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:

Class A                                                                                   28,550
Class B                                                                                   53,417
Class C                                                                                   12,500
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                     79,880
-------------------------------------------------------------------------------------------------
Shareholder reports                                                                       46,900
-------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                            33,727
-------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                               18,032
-------------------------------------------------------------------------------------------------
Deferred organization expenses                                                            17,137
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                8,194
-------------------------------------------------------------------------------------------------
Registration and filing fees                                                               5,178
-------------------------------------------------------------------------------------------------
Insurance expenses                                                                         1,881
-------------------------------------------------------------------------------------------------
Other                                                                                      8,560
                                                                                     ------------
Total expenses                                                                           479,969
Less expenses paid indirectly--Note 1                                                     (2,895)
                                                                                     ------------
Net expenses                                                                             477,074

=================================================================================================
NET INVESTMENT INCOME                                                                    109,108

=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                            7,719,320
Foreign currency transactions                                                           (255,529)
                                                                                     ------------
Net realized gain                                                                      7,463,791

-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                            3,968,110
Translation of assets and liabilities denominated in foreign currencies                 (240,272)
                                                                                     ------------
Net change                                                                             3,727,838
                                                                                     ------------
Net realized and unrealized gain                                                      11,191,629

=================================================================================================

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $11,300,737
                                                                                     ============

See accompanying Notes to Financial Statements.



                21 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR          PERIOD
                                                                               ENDED           ENDED
                                                                          AUGUST 31,      AUGUST 31,
                                                                                1999         1998(1)
====================================================================================================
OPERATIONS

Net investment income                                                    $   109,108    $    19,038
----------------------------------------------------------------------------------------------------
Net realized gain                                                          7,463,791        838,299
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      3,727,838       (959,554)
                                                                      ------------------------------
Net increase (decrease) in net assets resulting from operations           11,300,737       (102,217)

====================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                      (39,378)           --
----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                     (653,225)           --
Class B                                                                     (222,502)           --
Class C                                                                      (49,271)           --

====================================================================================================
BENEFICIAL INTEREST TRANSACTIONS

Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                   10,428,211      9,607,137
Class B                                                                    6,385,658      2,782,183
Class C                                                                    1,548,125        557,549

====================================================================================================
NET ASSETS

Total increase                                                            28,698,355     12,844,652
----------------------------------------------------------------------------------------------------
Beginning of period                                                       12,844,652            --
                                                                      ------------------------------

End of period (including undistributed net investment
income of $342,771 and $20,345, respectively)                            $41,543,007    $12,844,652
                                                                      ==============================



1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.


See accompanying Notes to Financial Statements.

                22 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

                                                                CLASS A                                   CLASS B
                                                                   YEAR                                      YEAR
                                                                  ENDED                                     ENDED
                                                                AUG. 31,                                  AUG. 31,
                                                      1999       1998(1)                       1999        1998(1)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period               $ 11.52       $ 10.00                    $ 11.45      $ 10.00
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .06           .03                        .02         (.01)
Net realized and unrealized gain                      6.72          1.49                       6.59         1.46
                                                   ---------------------                    ----------------------
Total income from investment operations               6.78          1.52                       6.61         1.45
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.04)           --                         --           --
Distributions from net realized gain                  (.84)           --                       (.84)          --
                                                   ---------------------                    ----------------------
Total dividends and distributions to shareholders     (.88)           --                       (.84)          --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.42        $11.52                     $17.22       $11.45
                                                   =====================                    ======================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                  63.10%        15.20%                     61.77%       14.50%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)           $26,965        $9,605                    $11,764       $2,631
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $14,208        $6,482                    $ 5,367       $1,187
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                          0.73%         0.44%                      0.09%       (0.38)%
Expenses                                              2.05%         1.77%(4)                   2.84%        2.67%(4)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                             280%          239%                       280%         239%


1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $71,178,766 and $54,961,224, respectively.

See accompanying Notes to Financial Statements.

                23 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                         CLASS C
                                                                                                            YEAR
                                                                                                           ENDED
                                                                                                        AUG. 31,
                                                                                               1999       1998(1)
=================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                                                        $ 11.45      $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                                    .04         (.04)
Net realized and unrealized gain                                                               6.57         1.49
                                                                                            ---------------------
Total income from investment operations                                                        6.61         1.45
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                                             --           --
Distributions from net realized gain                                                           (.84)          --
                                                                                            ---------------------
Total dividends and distributions to shareholders                                              (.84)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $17.22       $11.45
                                                                                            =====================

=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                                                           61.77%       14.50%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                                                     $2,815         $609
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                            $1,256         $454
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                                                                   0.09%       (0.66)%
Expenses                                                                                       2.84%        2.58%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                                                      280%         239%

1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $71,178,766 and $54,961,224, respectively.

See accompanying Notes to Financial Statements.

                24 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                25 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended August 31, 1999, a provision of $24,428 was made for the Fund's projected benefit obligations and payments of $7 were made to retired Trustees, resulting in an accumulated liability of $27,279 as of August 31, 1999.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                26 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $252,696. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and lia-bilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                27 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                               YEAR ENDED AUGUST 31, 1999            PERIOD ENDED AUGUST 31, 1998(1)
                                               SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                       1,342,812        $ 18,716,106           1,018,740         $11,907,503
 Dividends and/or distributions reinvested     57,034             639,347                  --                  --
 Redeemed                                    (684,920)         (8,927,242)           (185,374)         (2,300,366)
                                             ----------------------------------------------------------------------
 Net increase                                 714,926         $10,428,211             833,366         $ 9,607,137
                                             ======================================================================

-------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                         708,065       $  10,033,460             308,085         $ 3,685,253
 Dividends and/or distributions reinvested     19,492             217,331                  --                  --
 Redeemed                                    (274,188)         (3,865,133)            (78,343)           (903,070)
                                             ----------------------------------------------------------------------
 Net increase                                 453,369         $ 6,385,658             229,742         $ 2,782,183
                                             ======================================================================

-------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                         142,500        $  1,990,985              93,920         $ 1,083,570
 Dividends and/or distributions reinvested      4,411              49,186                  --                  --
 Redeemed                                     (36,570)           (492,046)            (40,765)           (526,021)
                                             ----------------------------------------------------------------------
 Net increase                                 110,341         $ 1,548,125              53,155          $  557,549
                                             ======================================================================

1. For the period from November 17, 1997 (commencement of operations) to August 31, 1998.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized appreciation on securities of $2,766,178 was composed of gross appreciation of $3,834,809, and gross depreciation of $1,068,631.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended August 31, 1999, was 0.80% of average net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.



                28 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                    FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                                SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                                   ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
 YEAR ENDED                            SHARES      DISTRIBUTOR     DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
 August 31, 1999                     $107,221          $34,313           $4,633         $131,563          $10,080

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                           CLASS B                           CLASS C
                          CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                     SALES CHARGES                     SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
 August 31, 1999                          $--                            $7,137                               $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended August 31, 1999, payments under the Class A Plan totaled $28,550, all of which was paid by the Distributor to recipients. That included $1,884 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                29 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999, were as follows:

                                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                    AGGREGATE        UNREIMBURSED
                                                                                 UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
Class B Plan                                 $53,417             $46,128            $137,458                1.17%
Class C Plan                                  12,500              10,203              15,381                0.55
-----------------------------------------------------------------------------------------------------------------

5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.



                30 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

5. FOREIGN CURRENCY CONTRACTS Continued

The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of August 31, 1999, outstanding foreign currency contracts were as follows:

                                                        CONTRACT  VALUATION AS OF      UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION             EXPIRATION DATE    AMOUNT (000S)   AUG. 31, 1999    APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
British Pound Sterling (GBP)              9/2/99         GBP 115       $  184,193         $ 2,405      $       --
                                                                                       ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                   9/1/99       AUD 1,878        1,196,896              --           8,941
British Pound Sterling (GBP)              9/2/99         GBP 667        1,071,996              --          14,801
                                                                                       ---------------------------
                                                                                               --          23,742
                                                                                       ---------------------------
Total Unrealized Appreciation and Depreciation                                             $2,405         $23,742
                                                                                       ===========================

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of August 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended August 31, 1999.

                31 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INDEPENDENT AUDITOR'S REPORT

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Small Company Fund as of August 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for year then ended and the period from November 17, 1997 (commencement of operation) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 1999, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for year then ended and the period from November 17, 1997 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 1999


                32 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.8808, $0.8434, and $0.8434, per share were paid to Class A, Class B, and Class C shareholders, respectively, on December 18, 1998.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                33 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
OFFICERS AND TRUSTEES   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Phillip A. Griffiths, Trustee
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Goerge Evans, Vice President
                        Shanquan Li, Vice President
                        Andrew J. Donohue, Secretary
                        Brian W. Wixted, Treasurer
                        Robert G. Zack, Assistant Secretary
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
================================================================================
INVESTMENT ADVISOR      OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND
SHAREHOLDER
SERVICING AGENT         OppenheimerFunds Services

================================================================================
CUSTODIAN OF            The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS    KPMG LLP

================================================================================
LEGAL COUNSEL           Mayer, Brown & Platt

                        This is a copy of a report to shareholders of Oppenheimer International Small Company Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Small Company Fund. For material information concerning the Fund, see the Prospectus.

                        SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                34 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMERFUNDS FAMILY

==============================================================================================
GLOBAL EQUITY

                  Developing Markets Fund                 Global Fund
                  International Small Company Fund        Quest Global Value Fund
                  Europe Fund                             Global Growth & Income Fund
                  International Growth Fund

==============================================================================================
EQUITY

                  Stock                                   Stock & Bond
                  Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                  Discovery Fund                          Quest Opportunity Value Fund
                  Main Street(R) Small Cap Fund           Total Return Fund
                  Quest Small Cap Value Fund              Quest Balanced Value Fund
                  MidCap Fund                             Capital Income Fund(2)
                  Capital Appreciation Fund               Multiple Strategies Fund
                  Growth Fund                             Disciplined Allocation Fund
                  Disciplined Value Fund                  Convertible Securities Fund
                  Quest Value Fund
                                                          Specialty
                                                          Real Asset Fund
                                                          Gold & Special Minerals Fund

==============================================================================================
FIXED INCOME

                  Taxable                                 Municipal
                  International Bond Fund                 California Municipal Fund(3)
                  World Bond Fund                         Florida Municipal Fund(3)
                  High Yield Fund                         New Jersey Municipal Fund(3)
                  Champion Income Fund                    New York Municipal Fund(3)
                  Strategic Income Fund                   Pennsylvania Municipal Fund(3)
                  Bond Fund                               Municipal Bond Fund
                  U.S. Government Trust                   Insured Municipal Fund
                  Limited-Term Government Fund            Intermediate Municipal Fund

                                                          Rochester Division
                                                          Rochester Fund Municipals
                                                          Limited Term New York Municipal Fund

==============================================================================================
MONEY MARKET(4)

                  Money Market Fund                       Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                35 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website-- we're here to help.


RA0815.001.0899 October 29, 1999
                                                        [OPPENHEIMER FUNDS LOGO]
                                                        Distributor, Inc.